                                                                   EXHIBIT 10.21


                                SECOND AMENDMENT

        SECOND AMENDMENT (this "Amendment"), dated as of February 7, 2000, among Waters Corporation ("Holdings"), Waters Technologies Corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:


        WHEREAS, Holdings, the Borrower, the Banks of the Credit Agreement and the Agent are parties to a Credit Agreement, dated as of November 22, 1995 and amended and restated as of June 16, 1997 ( as further amended, modified and supplemented to date, the "Credit Agreement"); and

        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


        NOW, THEREFORE, it is agreed:

        1. Section 6.05 of the Credit Agreement is hereby amended by (i) deleting sub-clause (b) thereof in its entirety and (ii) inserting the following new sub-clause (b) in lieu thereof:

        "(b) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock, provided that the Borrower may use the proceeds of Loans to make distributions or loans to Holdings to enable Holdings to purchase Margin Stock pursuant to Section 8.06(x) in compliance with Regulations T, U and X, so long as at the time of the making of such Loan, and after giving effect thereto, not more than 25% of the value of the assets of Holdings, the Borrower, or of the Borrower and its Subsidiaries on a consolidated basis, shall constitute Margin Stock."

        2. Section 6.13 of the Credit Agreement is hereby amended (i) by inserting the text "As of the Restatement Effective Date," immediately before the text "Holdings" appearing in the first sentence thereof and (ii) deleting the text "Annex V" appearing twice therein and inserting the text "Annex IV" in lieu thereof.

        3. Section 6.17 of the Credit Agreement is hereby amended by (i) deleting the text "Annex IV" appearing twice therein and (ii) inserting the text "Annex V" in lieu thereof.

        4. Section 8.04 of the Credit Agreement is hereby amended by (i) deleting sub-clause (e) thereof in its entirety and (ii) inserting the following new text in lieu thereof:

        "(e)     Indebtedness  constituting  intercompany  loans  to  the
        extent  permitted  by  Section 8.05(g) and (y)".

        5. Section 8.05(v) of the Credit Agreement is hereby amended by inserting the text "and Section 8.06(x)" immediately after the text "Section 8.06(vii)" appearing therein.

        6. Section 8.05 of the Credit Agreement is hereby further amended by (i) deleting the text "and" appearing at the end of sub-clause (x) thereof, (ii) deleting the text "(y)" appearing twice in sub-clause (y) thereof and replacing it with the text "(z)", (iii) deleting the text "(x)" appearing in sub-clause
(y) thereof and replacing it with the text "(y)", (iv) inserting the text "pursuant to this Section 8.05(z)" immediately before the period appearing at the end of the clause that has been redesignated as sub-clause (z) pursuant to sub-clause (ii) of paragraph 6 of this Amendment and (v) inserting the following new sub-clause (y) immediately after sub-clause (x) appearing therein:

        "(y) So long as no Default or Event of Default then exists or would result therefrom, the Borrower may make loans and advances to Holdings, provided that (i) Holdings promptly thereafter uses the cash proceeds from such loans and advances for the purposes described in Section 8.06(x) (such loans and advances, the "Repurchase Loans"), (ii) the sum of the aggregate amount of Repurchase Loans and Repurchase Dividends shall not exceed $200,000,000, (iii) such Repurchase Loans shall be evidenced by an Intercompany Note and (iv) each such Intercompany Note shall be pledged to the Collateral Agent pursuant to the Pledge Agreement; and"

        7. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of sub-clause (viii) thereof, (ii) deleting the period appearing at the end of sub-clause (ix) thereof and inserting a semi-colon in lieu thereof, and (iii) inserting the following new sub-clauses (x) and (xi) immediately after sub-clause (ix):

        "(x) Holdings may redeem or purchase shares of Holdings Common Stock, provided that (i) at the time of any cash payment permitted to be made pursuant to this Section 8.06(x), no Default or Event of Default shall then exist or result therefrom and (ii) the aggregate amount of cash payments made pursuant to this Section 8.06(x) shall not exceed $200,000,000; and"

        "(xi) So long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings, provided that (i) Holdings promptly thereafter uses such cash proceeds for the purposes described in clause (x) of this Section 8.06 (such cash Dividends, the "Repurchase Dividends") and (ii) the sum of the aggregate amount of Repurchase Dividends and Repurchase Loans shall not exceed $200,000,000."

        8. Section 8.07 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (i) appearing therein and inserting a comma in lieu thereof, (ii) inserting the text "Holdings" immediately after the text "between or among" appearing in clause (ii) appearing therein and (iii) inserting the following text immediately before the period appearing at the end of said section:

        "and (iii) Holdings may redeem or purchase shares of Holdings Common Stock pursuant to Section 8.06(x) so long as Holdings determines in good faith that any such transactions with Affiliates are on commercially reasonable terms."

        9. Section 10 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical location:

        "'Repurchase Loans' shall have the meaning provided in Section 8.05(y).

        'Repurchase Dividends' shall have the meaning provided in Section 8.06(xi)."

        10. Section 10 of the Credit Agreement is hereby further amended by inserting the text "or intercompany loans as set forth in Section 8.05(y)" immediately after the text "8.05(g)" appearing in the definition of "Intercompany Note" appearing therein.

        11. Notwithstanding anything to the contrary contained in the Credit Agreement, in the Pledge Agreement or in any other Credit Documents, the parties hereto agree that Holdings will not be required to pledge to the Collateral Agent (and neither the Collateral Agent nor any of the Banks shall have any Lien on or in) any Holdings Common Stock constituting Margin Stock which is repurchased by Holdings as described in Section 8.06(x) of the Credit Agreement (after giving effect to this Amendment).

        12. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 17 of this Amendment after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) except as provided in paragraph 13 below, there exists no Default or Event of Default on the Amendment Effective Date, both before and after giving effect to this Amendment.

        13. The Banks hereby (i) waive the Event of Default caused by the failure of the Borrower to comply with sub-clause (i) of the proviso appearing in Section 8.12 of the Credit Agreement with respect to the new Subsidiaries listed on Schedule 1 to this Amendment and (ii) waive for a period of 21 days after the Amendment Effective Date, the Event of Default caused by the failure of the Borrower to comply with the provisions of Section 8.12 of the Credit

Agreement (other than sub-clause (i) thereto) with respect to the new Subsidiaries listed on Schedule 1 to this Amendment.

        14. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        15. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

        16. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        17. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement;

                                      * * *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       WATERS CORPORATION



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       WATERS TECHNOLOGIES CORPORATION



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                         Title: Senior Vice President and CFO

                                       WATERS FRANCE HOLDING CORP.



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       WATERS INVESTMENTS LIMITED



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       NIHON WATERS LIMITED



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       WFE HOLDING, INC.



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       WATERS ASIA LIMITED



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       WATERS OPERATING CORP.



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       T.A. INSTRUMENTS, INC.



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       WATERS OPERATING COMPANY, L.L.C.



                                       By /s/ Philip S. Taymor
                                          --------------------------------------
                                          Title: Senior Vice President and CFO

                                       BANKERS TRUST COMPANY,
                                          Individually, as Agent
                                          and as Collateral Agent



                                       By /s/ Mary Kay Cole
                                          --------------------------------------
                                          Title: Managing Director

                                       FLEET BANK, N.A.



                                       CREDIT INDUSTRIEL ET COMMERCIAL



                                       ABN AMRO BANK N.V.



                                       THE BANK OF NEW YORK



                                       THE BANK OF NOVA SCOTIA



                                       BANK OF SCOTLAND



                                      THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                      CREDIT AGRICOLE INDOSUEZ



                                      THE SAKURA BANK, LIMITED,
                                         NEW YORK BRANCH



                                      WACHOVIA BANK, N.A.



                                      FUJI BANK, LIMITED

                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       THE INDUSTRIAL BANK OF JAPAN



                                       MELLON BANK, N.A.



                                       THE MITSUI TRUST & BANKING
                                         CO., LTD.



                                       ALLIED IRISH BANKS, P.L.C.,
                                         NEW YORK BRANCH



                                       CITIZENS BANK OF CONNECTICUT



                                       CITIZENS BANK OF MASSACHUSETTS



                                       THE ROYAL BANK OF SCOTLAND,
                                         PLC.



                                       SOCIETE GENERALE



                                       USTRUST